MERRILL LYNCH
PACIFIC FUND, INC.








FUND LOGO








Quarterly Report

September 30, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares rose 6.39%, 6.08%, 6.13% and 6.35%, respectively, for the three-month period ended September 30, 1995. The Fund outperformed its unmanaged Benchmark Index, which rose 2.99% for the period. The Fund also outperformed its Benchmark Index year-to-date 1995. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3-6 of this report to shareholders.)

During the September quarter, the Japanese stock market rose by 20%, while the yen declined 15% relative to the US dollar. In contrast, during the first half of 1995, the Japanese stock market declined by 23% and the yen gained 17% relative to the US dollar. After all this volatility, the yen is currently at about the same price relative to the US dollar as it was when 1995 began, while the Japanese stock market is approximately 8% lower. In US dollar terms, the Japanese stock market declined 7.34% in the first nine months of 1995.

The Australian stock market has provided a much better return than the Japanese stock market thus far in 1995, especially for US dollar-based investors, since the Australian dollar gained 6.5% relative to the US dollar during the September quarter after declining 8.5% in the first six months of 1995. For the first nine months of 1995, the Australian stock market has posted an 8.78% US dollar-based return. However, among the major markets in which we invest, only the Hong Kong stock market steadily increased throughout 1995, and was up 18% as of September month-end.

New Focus for Major Japanese Holdings
In general, the Fund's Japanese stock holdings slightly underperformed the Tokyo Stock Exchange Index's 20% rise during the September quarter, with the notable exceptions of Rohm Co., Ltd. (+43%), Mitsubishi Heavy Industries, Ltd. (+33%), and Canon, Inc. (+28%). Among the Fund's underperforming holdings were the non-life insurance stocks, led by Tokio Marine & Fire Insurance Co., Ltd., which appreciated only 4% for the quarter. We continue to believe that Japanese property and casualty insurance stocks are significantly undervalued, both in terms of earnings and especially in terms of liquidation value. We continued to gradually add to our holdings of Japanese non-life insurance companies during the quarter, and anticipate that they will provide attractive performances over the longer term.

Despite these additions to the Fund's Japanese property and casualty insurance holdings, we have undertaken a significant shift in strategy in the Japanese portion of the portfolio. In the past, our largest Japanese holdings were largely companies in low growth/slow growth businesses, whose prospects were chiefly controlled by conditions within Japan, such as the non-life insurance companies, along with Toyo Seikan Kaisha, Ltd. and Chudenko Corp. This is no longer the case. Since we believe that growth prospects are better for Japanese companies that do much of their business outside of Japan (compared to Japanese companies with largely domestic-based businesses), the Fund's Japanese investments are now more concentrated in companies whose fortunes are more closely tied to the global economy, and would benefit from likely yen weakening and an ongoing global economic expansion. Especially important for many of our Japanese holdings is the continuation of reasonable growth in electronic component/semiconductor-related businesses. Companies such as Murata Manufacturing Co., Ltd., Canon, Inc., Rohm Co., Ltd., Suzuki Motor Corp., Shin-Etsu Chemical Co., Ltd., and Mitsubishi Heavy Industries, Ltd. all compete in international markets and thus are affected by worldwide economic trends. As for all our major investments, these companies have well above-average profitability characteristics, below-average stock market valuation measures, and excellent balance sheets.

There are several important points shareholders should understand about our Japanese holdings. First, there are many large industries in Japan in which we have no exposure and, in some cases, we have large positions in relatively smaller industries or companies. This means that the Fund's holdings are not representative of the Japanese stock market as a whole. Second, our largest Japanese positions will derive economic benefits if the yen weakens relative to the US dollar. Third, and most important, is that the portfolio only has a modest long exposure to the Japanese yen. Therefore, if the yen strengthens relative to the US dollar, the Fund would benefit very little, since we have sold some of our yen exposure forward and have hedged some through the purchase of yen put options.

We believe that in order for there to be significant improvement in the Japanese economy, the yen must at least stay stable at approximately 100 yen/US dollar, and preferably weaken relative to the dollar. At this time, it appears to us that the Japanese and US monetary authorities also believe this, and are working together to ensure that significant yen strength will be short-lived. If the yen weakens relative to the US dollar, we believe that our Japanese holdings will perform well, while a stable yen will result in lower, but still positive, returns. However, if the yen strengthens, investment results for many of our largest holdings are likely to be lackluster, at best.

Our Other Markets
We did not change weightings substantially in the other markets. However, we increased our exposure to Coca-Cola Amatil, Ltd., and it is now one of our top ten holdings. Coca-Cola Amatil holds the Coca-Cola bottling franchises for Australia, much of Central and Eastern Europe, and Indonesia. In Indonesia, Coca-Cola Amatil has such a compelling long-term growth opportunity that this country alone should assist materially in providing many years of stable earnings growth for the company. Unfortunately, the stock's valuation is too high for us to add more to our investment at this time.

In Hong Kong, we eliminated our investment in Hong Kong Telecommunications, Ltd. and substantially reduced our position in China Light & Power Co., Ltd. In our estimation, Hong Kong Telecom simply did not offer sufficient growth prospects--especially in light of increased competition in its basic international telephone business--to justify its current valuation. We believe that once the People's Republic of China begins to regulate Hong Kong in 1997, China Light & Power will no longer be able to add capacity at the rate it has in recent years. In the past, China Light & Power was able to readily increase fixed-capital investment and thereby its profits, given the nature of Hong Kong's regulatory regime. If a more severe regulatory environment unfolds, we foresee that China Light & Power, while remaining an excellent electric utility with high-quality earnings, will be on a lower earnings growth path than it had in the past.

In part, we used the proceeds from these security sales in Hong Kong to establish a position in Hutchison Whampoa Limited. We will discuss this new Hong Kong holding in a future report to shareholders.

In Conclusion
Given the Fund's current composition, the relationship between the yen and the US dollar will be an important influence on its performance. The most positive near-term development would be yen weakness relative to the US dollar, which would benefit our major Japanese holdings. Although this development would typically have a negative effect on the value of the Fund's yen-denominated holdings when translated into US dollars, we have largely hedged our yen exposure back into dollars. As a result, the negative impact of a weakening yen will be limited. Conversely, should the yen appreciate relative to the US dollar, the Fund would not benefit significantly because of our present currency hedging strategy.

Nevertheless, we continue to maintain our long-standing investment discipline within our current strategy. In our judgment, the Fund's major holdings are more profitable, have better growth prospects, possess stronger managements and are selling at lower valuations than the average company in our investment universe. Therefore, we believe that they will provide superior long-term results relative to their respective markets.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager

October 27, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total
Return" tables on pages 4 and 5.

The "Results of a $1,000 Investment Since Inception--Class A Shares" chart on page 4 illustrates the performance of a $1,000 investment in Class A Shares made at the Fund's inception (assuming the maximum initial sales charge of 5.25%) through September 30, 1995. "Aggregate Total Return" tables for Class C and Class D Shares are also presented on page 4. Data for all of the Fund's shares are presented in the "Recent Performance Results" table on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the performance of a $1,000 investment in the Fund's Class A Shares since inception (9/23/76) through 9/30/95. Beginning and ending values are $947.50 and $16,725.54.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        + 0.55%        - 4.73%
Five Years Ended 9/30/95                  +10.90         + 9.71
Ten Years Ended 9/30/95                   +16.27         +15.64

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                         -0.52%         -4.40%
Five Years Ended 9/30/95                   +9.77          +9.77
Inception (10/21/88) through 9/30/95       +8.01          +8.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Aggregate Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                            -0.84%         -1.80%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                            -0.11%         -5.35%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*  % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1/1/95--9/30/95                     21.12       21.99          --             --          + 4.12
                                                            -------         ------
                                                      Total $36.129   Total $4.236

                                                Cumulative total return as of 9/30/95: +1,665.23%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*  % Change**
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1/1/95--9/30/95                     20.27       20.94          --             --          + 3.31
                                                             ------         ------
                                                       Total $4.955   Total $1.913

                                                   Cumulative total return as of 9/30/95: +70.78%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)


Recent Performance Results
                                                                         Market Performance          Market Capitalization
                                                                  In Local Currency/In US Dollars       (as of 6/30/95)
                                                                      3 Month         12 Month    In US Dollars    % of Total
                                                                      % Change       % Change++     (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares*                                 + 6.39%          -0.49%(1)
ML Pacific Fund, Inc. Class B Shares*                                 + 6.08           -0.72(1)
ML Pacific Fund, Inc. Class C Shares*                                 + 6.13           -1.77(1)
ML Pacific Fund, Inc. Class D Shares*                                 + 6.35           -1.11(1)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*        + 6.39           +0.55(2)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*        + 6.08           -0.52(3)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*        + 6.13           -0.84(4)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*        + 6.35           -0.11(5)
Market-Weighted Index**                                               + 2.76(6)        -7.58(7)
Benchmark Index***                                                    + 2.99           -6.42
  Japan                                                            +20.15/+2.81     - 8.80/-8.98      $3,283         79.7%
  Australia                                                        + 5.88/+12.71    + 5.27/+7.44         207          5.0
  Hong Kong                                                        + 4.78/+4.86     + 1.31/+1.25         247          6.0
  Malaysia                                                         - 2.53/-5.39     -11.43/-9.60         204          4.9
  Singapore                                                        + 0.50/-1.20     -10.37/-6.52         135          3.3
  Thailand                                                         - 7.21/-8.69     -12.89/-13.27         45          1.1

 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.469 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.219 per share ordinary income dividends and $0.469 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.041 per share ordinary income dividends and $0.469 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.191 per share ordinary income dividends and $0.469 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.213 per share ordinary income dividends and $0.469 per share capital gains distributions.
(6)6/30/95 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(7)9/30/94 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.



SCHEDULE OF INVESTMENTS
                       Shares Held/                                                                              Percent of
Industry                Face Amount                Investments                     Cost               Value      Net Assets

Japanese Securities
Automobile                4,861,000   Suzuki Motor Corp.                     $   51,258,498       $   52,538,081       3.1%

Beverage                    380,000   Chukyo Coca-Cola Bottling Co., Ltd.         5,420,506            3,780,808       0.2
                            424,000   Hokkaido Coca-Cola Bottling Co., Ltd.       6,399,350            5,482,020       0.3
                            386,000   Kinki Coca-Cola Bottling Co., Ltd.          7,430,096            4,795,758       0.3
                            476,000   Mikuni Coca-Cola Bottling Co., Ltd.         8,487,431            5,433,131       0.3
                            470,000   Sanyo Coca-Cola Bottling Co., Ltd.          7,028,799            6,124,242       0.4
                                                                             --------------       --------------     ------
                                                                                 34,766,182           25,615,959       1.5

Capital Goods            10,275,000   Mitsubishi Heavy Industries, Ltd.          72,860,934           78,878,788       4.7


Chemicals                 2,403,000   Shin-Etsu Chemical Co., Ltd.               44,008,434           46,603,636       2.8


Consumer           YEN  409,000,000   Matsushita Electric Works, Ltd.--
Electronics                           C.E.W. #8, 2.70% due 5/31/2002              4,543,869            4,792,323       0.3


Containers                2,850,000   Toyo Seikan Kaisha, Ltd.                   64,449,755           88,954,545       5.2


Electric                  1,260,000   Chudenko Corp.                             39,765,129           49,636,364       2.9
Construction              2,299,000   Kinden Corp.                               40,928,144           41,103,333       2.4
                          1,120,000   Taihei Dengyo Kaisha, Ltd.                 24,789,475           19,684,849       1.2
                                                                             --------------       --------------     ------
                                                                                105,482,748          110,424,546       6.5


Electric Equipment        2,887,000   Murata Manufacturing Co., Ltd.             99,436,707          108,481,212       6.4
                          2,556,000   NEC Corporation                            37,242,833           35,629,091       2.1
                            923,000   The Nippon Signal Co., Ltd.                13,935,321            6,796,636       0.4
                            982,000   Rohm Co., Ltd.                             39,981,867           62,094,141       3.7
                                169   Sumitomo Electric Industries,
                                      Ltd., #1 Y (Warrants)(a)                      185,351              152,783       0.0
                                                                             --------------       --------------     ------
                                                                                190,782,079          213,153,863      12.6


Iron & Steel                475,000   Maruichi Steel Tube, Ltd.                   6,023,843            8,972,222       0.5


Office Equipment          4,877,000   Canon, Inc.                                76,881,535           87,194,849       5.1


Pharmaceuticals           2,377,000   Sankyo Co., Ltd.                           53,325,831           54,262,828       3.2

Property & Casualty       7,895,000   Dai-Tokyo Fire & Marine
Insurance                             Insurance Co., Ltd.                        47,593,467           53,430,808       3.2
                          4,492,000   Fuji Fire & Marine Insurance
                                      Co., Ltd.                                  16,261,457           22,732,242       1.3
                          6,243,000   Koa Fire & Marine Insurance
                                      Co., Ltd.                                  37,786,829           35,377,000       2.1
                          6,030,000   Nichido Fire & Marine Insurance
                                      Co., Ltd.                                  32,420,399           49,580,000       2.9
                          4,897,000   Sumitomo Marine & Fire Insurance
                                      Co., Ltd.                                  43,065,208           37,147,950       2.2
                          4,550,000   Tokio Marine & Fire Insurance
                                      Co., Ltd.                                  45,703,327           49,176,768       2.9
                                                                             --------------       --------------     ------
                                                                                222,830,687          247,444,768      14.6


Retailing                 1,243,000   Ito-Yokado Co., Ltd.                       59,932,061           68,804,444       4.1
                            364,000   Sangetsu Co., Ltd.                          8,382,717            8,787,475       0.5
                            389,000   Senshukai Co., Ltd.                         6,280,454            6,483,333       0.4
                                                                             --------------       --------------     ------
                                                                                 74,595,232           84,075,252       5.0


                                      Total Investments in Japan              1,001,809,627        1,102,911,660      65.1



SCHEDULE OF INVESTMENTS (continued)
                       Shares Held/                                                                              Percent of
Industry                Face Amount                Investments                     Cost               Value      Net Assets

Australian Securities
Food & Beverage           7,542,057   Coca-Cola Amatil, Ltd.                 $   36,058,150       $   56,672,826       3.3%


Leisure                  13,447,500   Village Roadshow Ltd. 'A'
                                      (Preferred)                                23,429,101           37,575,542       2.2

Paper & Packaging           673,839   AMCOR Ltd.                                  4,613,224            5,048,122       0.3


Property                  5,306,001   Lend Lease Corp.                           66,311,678           74,772,336       4.4
                    US$   1,500,000   Lend Lease Finance International,
                                      4.75% due 6/01/2003                         1,736,250            1,766,250       0.1
                                                                             --------------       --------------     ------
                                                                                 68,047,928           76,538,586       4.5


                                      Total Investments in Australia            132,148,403          175,835,076      10.3

Hong Kong Securities

Banking                   4,397,094   HSBC Holdings PLC                          52,042,272           61,140,264       3.6


Conglomerates             9,045,035   Hutchison Whampoa Limited                  46,395,914           49,020,458       2.9


Diversified               3,570,500   Swire Pacific Ltd. 'A'                     29,900,950           28,287,087       1.7


Utilities--Electric       5,498,300   China Light & Power Co., Ltd.              26,640,974           28,447,330       1.7


                                      Total Investments in Hong Kong            154,980,110          166,895,139       9.9


Indian Securities

Banking                      14,700   SCICI, Ltd.                                    44,127               16,365       0.0
                              4,900   SCICI, Ltd. (Rights)                                0                    0       0.0
                                                                             --------------       --------------     ------
                                                                                     44,127               16,365       0.0

Broadcast/Media             620,000   Shivalik Projects Ltd.                      3,557,823            3,291,065       0.2


Diversified Mutual Fund   1,705,000   Master Plus                                 1,083,668              641,072       0.0


Financial Services           58,500   Housing Development Finance Corp.
                                      Limited                                     4,648,969            4,476,777       0.3


                                      Total Investments in India                  9,334,587            8,425,279       0.5


Indonesian Securities

Pharmaceuticals           1,634,000   P.T. Kalbe Farma                            5,525,626            6,528,786       0.4


                                      Total Investments in Indonesia              5,525,626            6,528,786       0.4

SCHEDULE OF INVESTMENTS (continued)
                       Shares Held/                                                                              Percent of
Industry                Face Amount                Investments                     Cost               Value      Net Assets

Malaysian Securities
Diversified              14,896,800   Sime Darby BHD                           $ 35,217,136         $ 39,748,531       2.3%


Transportation            3,661,000   Malaysian International Shipping BHD       12,515,710           11,007,786       0.6


                                      Total Investments in Malaysia              47,732,846           50,756,317       2.9


New Zealand Securities

Diversified              36,600,000   Guiness Peat Group PLC                     15,917,954           16,607,030       1.0


                                      Total Investments in New Zealand           15,917,954           16,607,030       1.0


Pakistan Securities

Utilities                    43,298   Pakistan Telecommunications (GDR)(b)        7,783,681            4,459,694       0.3


                                      Total Investments in Pakistan               7,783,681            4,459,694       0.3


Singaporean Securities

Food                      3,600,000   Cerebos Pacific Ltd.                        5,153,632           21,534,131       1.3


Transportation              300,000   Singapore Bus Co. Ltd.--Foreign
                                      Registered                                  1,060,285            1,984,518       0.1


                                      Total Investments in Singapore              6,213,917           23,518,649       1.4


South Korean Securities

Textiles                      3,080   Taekwang Industries Co.                       716,353            2,125,244       0.1


                                      Total Investments in South Korea              716,353            2,125,244       0.1

Short-Term Securities

Commercial Paper*  US$   40,000,000   AlliedSignal Inc., 5.74% due
                                      10/03/1995                                 39,980,867           39,980,867       2.4
                         43,468,000   General Electric Capital Corp.,
                                      6.45% due 10/02/1995                       43,452,424           43,452,424       2.6
                         30,000,000   Sheffield Receivables Corp., 5.80%
                                      due 10/04/1995                             29,980,666           29,980,666       1.8

                                      Total Investments in Short-Term
                                      Securities                                113,413,957          113,413,957       6.8



SCHEDULE OF INVESTMENTS (concluded)
                           Face                                                  Premiums                        Percent of
                          Amount                Investments                        Paid               Value      Net Assets

Currency Put Options Purchased
                   YEN  323,000,000   Japanese Yen expiring January 1996
                                      at YEN 102                             $    5,963,200       $    5,297,200       0.3%
                        156,010,000   Japanese Yen expiring January 1996
                                      at YEN 102                                  2,752,016            2,711,454       0.2
                        120,848,684   Japanese Yen expiring February 1996
                                      at YEN 102                                  1,836,900            2,380,719       0.1
                        275,641,027   Japanese Yen expiring March 1996 at
                                      YEN 92                                      6,450,000           20,562,821       1.2


                                      Total Currency Put Options Purchased       17,002,116           30,952,194       1.8

Total Investments                                                            $1,512,579,177        1,702,429,025     100.5
                                                                             ==============
Unrealized Depreciation on Forward Foreign Exchange Contracts++                                      (11,310,659)     (0.7)
Other Assets Less Liabilities                                                                          3,756,996       0.2
                                                                                                  --------------     ------
Net Assets                                                                                        $1,694,875,362     100.0%
                                                                                                  ==============     ======

Net Asset         Class A--Based on net assets of $591,487,449 and
Value:                     26,898,202 shares outstanding                                          $        21.99
                                                                                                  ==============
                  Class B--Based on net assets of $960,373,549 and
                           45,855,243 shares outstanding                                          $        20.94
                                                                                                  ==============
                  Class C--Based on net assets of $32,444,472 and
                           1,560,838 shares outstanding                                           $        20.79
                                                                                                  ==============
                  Class D--Based on net assets of $110,569,892 and
                           5,038,361 shares outstanding                                           $        21.95
                                                                                                  ==============


(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)GDR--Global Depositary Receipts.
  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ++Forward foreign exchange contracts as of September 30, 1995 were as follows:


                               Expiration         Unrealized
   Foreign Currency Sold          Date           Depreciation

   YEN    32,654,621,628       July 1996         $(11,310,659)

   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts
   (US$ Commitment--$333,359,372)                $(11,310,659)
                                                 =============






PORTFOLIO INFORMATION

For the Quarter Ended September 30, 1995

                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Murata Manufacturing Co., Ltd.                             6.4%
Toyo Seikan Kaisha, Ltd.                                   5.2
Canon, Inc.                                                5.1
Mitsubishi Heavy Industries, Ltd.                          4.7
Lend Lease Corp.                                           4.4
Ito-Yokado Co., Ltd.                                       4.1
Rohm Co., Ltd.                                             3.7
HSBC Holdings PLC                                          3.6
Coca-Cola Amatil, Ltd.                                     3.3
Dai-Tokyo Fire & Marine Insurance Co., Ltd.                3.2



                                                       Percent of
Ten Largest Industries                                 Net Assets

Property & Casualty Insurance                             14.6%
Electric Equipment                                        12.6
Diversified                                                6.9
Electric Construction                                      6.5
Containers                                                 5.2
Office Equipment                                           5.1
Retailing                                                  5.0
Capital Goods                                              4.7
Property                                                   4.5
Banking                                                    3.6


 Additions

 Guiness Peat Group PLC
 Housing Development Finance Corp. Limited
 Hutchison Whampoa Limited
*LG Information & Communication
 NEC Corporation
 SCICI, Ltd. (Rights)


 Deletions

 Burns Philp & Co., Ltd.
 Coca-Cola Amatil, Ltd. (Rights)
 Genting BHD
 Hong Kong Telecommunications, Ltd.
 Hong Kong Telecommunications, Ltd. (ADR)
*LG Information & Communication
 Resorts World BHD


[FN]
*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863